Prospectus - May 1, 2000
--------------------------------------------------------------------------------

The Funds
Aetna Ascent VP
Aetna Balanced VP, Inc.
Aetna Income Shares d/b/a Aetna Bond VP
Aetna Crossroads VP
Aetna Variable Fund d/b/a Aetna Growth and Income VP
Aetna Index Plus Bond VP*
Aetna Index Plus Large Cap VP
Aetna Index Plus Mid Cap VP
Aetna Index Plus Small Cap VP
Aetna Legacy VP
Aetna Variable Encore Fund d/b/a Aetna Money Market VP
Aetna Value Opportunity VP
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio
Fidelity Variable Insurance Products Fund (VIP) High Income Portfolio
Fidelity Variable Insurance Products Fund II (VIP II) Asset Manager Portfolio Fidelity Variable Insurance Products Fund II (VIP II) Contrafund[RegTM]
  Portfolio
Fidelity Variable Insurance Products Fund II (VIP II) Index 500 Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Lexington Emerging Markets Fund, Inc.
Lexington Natural Resources Trust**
MFS Total Return Series
Oppenheimer Global Securities Fund/VA
Oppenheimer Strategic Bond Fund/VA
Portfolio Partners, Inc. (PPI) MFS Capital Opportunities Portfolio (formerly PPI
  MFS Value Equity Portfolio)
Portfolio Partners, Inc. (PPI) MFS Emerging Equities Portfolio
Portfolio Partners, Inc. (PPI) MFS Research Growth Portfolio
Portfolio Partners, Inc. (PPI) Scudder International Growth Portfolio
Portfolio Partners, Inc. (PPI) T. Rowe Price Growth Equity Portfolio

The Contracts. The contracts described in this prospectus are group deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company). The contracts may be single purchase payment contracts, which allow for lump-sum payments, or installment purchase payment contracts, which allow for installment payments. They are intended to be used as funding vehicles for certain types of retirement plans, including those that qualify for beneficial tax treatment and/or to provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (Tax Code).


--------------------------------------------------------------------------------
Why Reading this Prospectus is Important. Before you participate in the contract through a retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.

     Table of Contents . . . page 4
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You may participate in this contract if you are an eligible employee of a school board or public university in the State of New York and if you are a member of the New York State United Teachers Trust (NYSUT) or the United University Professions (UUP).


Investment Options. The contracts offer variable investment options and fixed interest options. When we establish your account, you instruct us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans.


Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account). Each subaccount invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

Risks Associated with Investing in the Funds. Information about the risks of investing in the funds is located in the "Investment Options" section in this prospectus at page 11 and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the fund prospectuses for future reference.

-------------------------


 * Effective May 15, 2000, transfers or deposits are not allowed into the subaccount investing in this fund except those made pursuant to standing customer instructions (e.g., payroll deduction allocations, dollar cost averaging) in effect prior to this date. See "Important Information Regarding Aetna Index Plus Bond VP Subaccount".

** Transfers or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to the subaccount under the contract have redirected their allocations to other investment options, we will close the subaccount to all investments (except loan repayments that we automatically deposit into the subaccount according to our loan repayment procedures).

--------------------------------------------------------------------------------

Fixed Interest Options.

> Guaranteed Accumulation Account

> Fixed Account


Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the appendices to this prospectus. There is also a separate prospectus for the Guaranteed Accumulation Account.

Important Information Regarding Aetna Index Plus Bond VP Subaccount

Subaccount to be Closed to New Investments

Effective May 15, 2000, the Aetna Index Plus Bond VP subaccount will no longer be available for new investments. After that date, the Company will only accept deposits into that subaccount that are made pursuant to standing customer instructions (e.g., payroll deduction allocations, dollar cost averaging, etc.) in effect before the close of business on May 12, 2000.

Fund Shares to be Substituted with Shares of Aetna Money Market VP

Plan of Substitution. On or before September 1, 2000, subject to applicable regulatory approvals and the requisite vote of shareholders of the fund, all existing balances in Aetna Index Plus Bond VP will be invested in (substituted with) shares of Aetna Money Market VP. Contract owners or participants will not incur any fees or charges as a result of the substitution. In addition, on and after September 1, 2000, all investment allocations then being directed to the Aetna Index Plus Bond VP subaccount will be redirected to the Aetna Money Market VP subaccount. The Company believes that the substitution will not create any tax liability for contract owners or participants.

Transfer Rights. At any time prior to the date of substitution, participants may transfer their accumulation values from the subaccounts investing in substituted funds into any other investment options available under the contract, and no transfer fees or other charges will be imposed. From and after the date of substitution, contract owners or participants who had values transferred from a subaccount as a result of a substitution may transfer among any of the remaining investment options in accordance with the terms of the contract, also free of any transfer fees and charges.

Surrender Rights. If a contract owner or participant whose shares are substituted elects to make a surrender under the contract (if permitted by the plan and applicable tax law) within 30 days after the date of the substitution, the Company will waive any early withdrawal charge on amounts transferred as a result of the substitution. This offer to waive the early withdrawal charge will not apply to amounts transferred after April 10, 2000 from the other investment options to the Aetna Index Plus Bond VP subaccount. A contract owner or participant who exercises this surrender right may incur income tax liability and a tax penalty. See the "Taxation" section of this prospectus for a discussion of tax consequences resulting from surrender. Contract owners or participants should seek qualified tax advice before exercising their surrender rights.

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Getting Additional Information. You may obtain the May 1, 2000, Statement of
Additional Information (SAI) by indicating your request on your enrollment materials or calling the Opportunity Plus Service Center at 1-800-677-4636. You may also obtain an SAI for any of the funds by calling that number. The SEC also makes available to the public reports and information about the separate account and the funds. Certain reports and information including, this prospectus and SAI, are available on the EDGAR Database on the SEC's website, www.sec.gov, or at the SEC's public reference room in Washington, DC. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The SAI table of contents is listed on page 38 of this prospectus. The SAI is incorporated into this prospectus by reference.


Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Accumulation Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

                          TABLE OF CONTENTS

--------------------------------------------------------------------------------

 Contract Overview ......................................................  5
 Who's Who
 The Contract and Your Retirement Plan
 Contract Rights
 Contract Facts
 Contract Phases: The Accumulation Phase, The Income Phase
 Questions: Contacting the Company (sidebar)
 Sending Forms and Written Requests in Good Order (sidebar)

--------------------------------------------------------------------------------



Fee Table ...............................................................   7
Condensed Financial Information .........................................  11
Investment Options ......................................................  11
Transfers ...............................................................  12
Contract Purchase or Participation ......................................  13
Contract Ownership and Rights ...........................................  14
Right to Cancel .........................................................  15
Fees ....................................................................  16
Your Account Value ......................................................  19
Withdrawals .............................................................  21
Loans ...................................................................  22
Systematic Distribution Options .........................................  23
Death Benefit ...........................................................  24
The Income Phase ........................................................  25
Taxation ................................................................  29
Other Topics ............................................................  34



The Company -- Variable Annuity Account C -- Performance Reporting -- Voting Rights -- Contract Distribution -- Changes in Beneficiary Designations -- Opportunity Plus Service Center -- Agreement with the Company -- Contract Modification -- Legal Matters and Proceedings -- Payment Delay or Suspension -- Intent to Confirm Quarterly



Contents of the Statement of Additional Information .....................  38
Appendix I -- Guaranteed Accumulation Account ...........................  39
Appendix II -- Fixed Account ............................................  41
Appendix III -- Fund Descriptions .......................................  42
Appendix IV -- Condensed Financial Information ..........................  45

Questions: Contacting the Company. To answer your questions, contact your local representative or write or call the Company through:


Opportunity Plus
Service Center
P.O. Box 12894
Albany, New York 12212-2894


1-800-OPP-INFO
(1-800-677-4636)

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company through the Opportunity Plus Service Center to learn what information is required in order for the request to be in "good order." We can only act upon written requests that are received in good order.


Contract Overview
--------------------------------------------------------------------------------
The following is a summary. Please read each section of this prospectus for additional information.

--------------------------------------------------------------------------------
Who's Who
--------------------------------------------------------------------------------
You (the participant): The individual participating in a retirement plan, where the plan uses the contracts as funding options.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Contract Holder: The person or entity to whom we issue the contract. Generally, the plan sponsor.

We (the Company): Aetna Life Insurance and Annuity Company. We issue the contract.

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The Contract and Your Retirement Plan
--------------------------------------------------------------------------------
Retirement Plan (plan): A plan sponsor has established a retirement plan for you. The contracts are offered as funding options for that plan. We are not a party to the plan, so the terms and the conditions of the contracts and the plan may differ.

Plan Type: We refer to plans in this prospectus as 403(b) plans. For a description, see "Taxation."

--------------------------------------------------------------------------------
Contract Rights
--------------------------------------------------------------------------------

You hold all rights under the contract and may make all elections for your accounts.


--------------------------------------------------------------------------------
Contract Facts
--------------------------------------------------------------------------------

Free Look/Right to Cancel: Contract holders and participants may cancel their purchase no later than ten days after they receive the contract (or other document evidencing their interest.) See "Right To Cancel."


Death Benefit: A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See "Death Benefit" and "The Income Phase."


Withdrawals: During the accumulation phase, you may, subject to the limits in the contract, withdraw all or a part of your account value. Certain fees and taxes may apply. See "Withdrawals" and "Taxation." Amounts withdrawn from the Guaranteed Accumulation Account may be subject to market value adjustment. See Appendix I.


Systematic Distribution Options: You may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."


Fees: Certain fees are deducted from your account value. See "Fee Table" and "Fees."

Taxation: You will not generally pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. When an annuity contract is used to fund a tax-qualified retirement arrangement, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your financial representative.

Amounts you receive as a distribution will be generally included in your gross income and will be subject to taxation. Tax penalties may apply in some circumstances. See "Taxation".


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Contract Phases
--------------------------------------------------------------------------------

I. The Accumulation Phase. (accumulating retirement benefits)

                               ------------------                     STEP 1: You or the contract
                                  Payments to                         holder provide Aetna Life
                                  Your Account                        Insurance and Annuity Company
                               ------------------                     with your completed enrollment
                                     Step 1                           materials. The contract holder
              ---------------------------------------------------     directs us to set up one or more
                    Aetna Life Insurance and Annuity Company          accounts for you. We may set up
              ---------------------------------------------------     account(s) for employer
                                                                      contributions and/ or
   a)                  Step 2                 b)                      contributions from your salary.
---------     ---------------------------------------------------
                             Variable Annuity                         STEP 2: You direct us to invest
  Fixed                          Account C                            your account dollars in any of
Interest                                                              the following investment
 Options                 Variable Investment Options                  options:
---------                                                             (a) Fixed Interest Options; or
                                                                      (b) Variable Investment Options.
              ---------------------------------------------------          (The variable investment
                               The Subaccounts                             options are the subaccounts
              ---------------------------------------------------          of Variable Annuity Account
                                                                           C. Each one invests in a
                      A              B               Etc.                  specific mutual fund.)
                                                                          The subaccount(s) selected
              ---------------------------------------------------         purchases shares of its
                                                                          corresponding fund.
                   Step   2 b)
              ---------------------
                Mutual     Mutual
                Fund A     Fund B
              ---------------------

II. The Income Phase (Receiving income phase payments from your contract). If you wish to begin receiving payments from your contracts, you may select from the options available. The contract offers several income phase payment options, if you wish to elect one (see "The Income Phase.") In general, you may:

> Receive income phase payments over a lifetime or for a specified period;

> Receive income phase payments monthly, quarterly, semi-annually or annually;

> Select an income phase payment option that provides a death benefit to your beneficiary(ies); or

> Select fixed income phase payments, variable income phase payments (that vary based on the performance of the variable investment options you select), or a combination of fixed and variable income phase payments.

In This Section:

> Early Withdrawal Charge Schedule


> Fees Deducted From the Subaccounts

> Fund Fees

> Hypothetical Examples

Also See the "Fees" Section for:

> Early Withdrawal Charge Schedules


> How, When and Why Fees are Deducted

> Premium and Other Taxes

See "The Income Phase" for:

> Fees During the Income Phase

Fee Table
--------------------------------------------------------------------------------
The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the Accumulation Phase). See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not include premium taxes that may be applicable.

Transaction Fees

Early Withdrawal Charge. As a percentage of the amount withdrawn.

Early Withdrawal Charge Schedule(1)


-------------------------------------------------
Installment Purchase Payment Contracts
-------------------------------------------------
 Purchase Payment               Early Withdrawal
  Periods Completed                 Charge
 Fewer than 5                        5%
 5 or more but fewer than 7          4%
 7 or more but fewer than 9          3%
 9 or 10                             2%
 More than 10                        0%



Fees Deducted From the Subaccounts During the Accumulation Phase (Daily deductions equal to the given percentage of values invested in the subaccounts on an annual basis)



Mortality and Expense Risk Charge .........         1.10%(2)
Administrative Expense Charge .............   0.00%-0.25%(3)
                                              -----------
Total Separate Account Expenses ...........   1.10%-1.35%
                                              ===========



(1)For Single Purchase Payment Contracts, there is no withdrawal charge. For Installment Purchase Payment Contracts, we waive the withdrawal charge for dollars contributed to the funds or the Guaranteed Accumulation Account on or after April 1, 1995. (See "Fees--Early Withdrawal Charge.")

(2)The mortality and expense risk charge for all subaccounts except the Aetna Money Market VP subaccount is 1.10% on an annual basis effective February 15, 2000, 1.05% on an annual basis effective February 15, 2001, and 1.00% on an annual basis effective February 15, 2002. The mortality and expenses risk charge for the Aetna Money Market VP subaccount is 0.35% on an annual basis effective February 15, 2000. During the income phase, the mortality and expense risk charge for all subaccounts is 1.25% annually.

(3)We do not currently impose an administrative expense charge. However, we reserve the right to deduct a daily charge of not more than 0.25% on an annual basis from the subaccounts.

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.


How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1999.


                               Fund Expense Table


                                                                           Total Fund                  Net Fund
                                                                             Annual                     Annual
                                                                            Expenses                   Expenses
                                                   Investment                Without       Total        After
                                                    Advisory      Other    Waivers or   Waivers and   Waivers or
                                                     Fees(1)    Expenses   Reductions    Reductions   Reductions
                                                  ------------ ---------- ------------ ------------- -----------
Aetna Ascent VP(2)                                    0.60%        0.14%      0.74%         0.00%        0.74%
Aetna Balanced VP, Inc.                               0.50%        0.09%      0.59%           --         0.59%
Aetna Bond VP                                         0.40%        0.09%      0.49%           --         0.49%
Aetna Crossroads VP(2)                                0.60%        0.14%      0.74%         0.04%        0.70%
Aetna Growth and Income VP                            0.50%        0.08%      0.58%           --         0.58%
Aetna Index Plus Bond VP(2)                           0.30%        0.33%      0.63%         0.18%        0.45%
Aetna Index Plus Large Cap VP(2)                      0.35%        0.10%      0.45%         0.00%        0.45%
Aetna Index Plus Mid Cap VP(2)                        0.40%        0.40%      0.80%         0.20%        0.60%
Aetna Index Plus Small Cap VP(2)                      0.40%        0.50%      0.90%         0.30%        0.60%
Aetna Legacy VP(2)                                    0.60%        0.15%      0.75%         0.10%        0.65%
Aetna Money Market VP                                 0.25%        0.09%      0.34%           --         0.34%
Aetna Value Opportunity VP(2)                         0.60%        0.13%      0.73%         0.00%        0.73%
Calvert Social Balanced Portfolio(3)                  0.70%        0.19%      0.89%         0.00%        0.89%
Fidelity VIP Equity-Income Portfolio(4)               0.48%        0.09%      0.57%           --         0.57%
Fidelity VIP High Income Portfolio(4)                 0.58%        0.11%      0.69%           --         0.69%
Fidelity VIP II Asset Manager Portfolio(4)            0.53%        0.10%      0.63%           --         0.63%
Fidelity VIP II Contrafund[RegTM] Portfolio(4)        0.58%        0.09%      0.67%           --         0.67%
Fidelity VIP II Index 500 Portfolio(5)                0.24%        0.10%      0.34%         0.06%        0.28%
Janus Aspen Aggressive Growth Portfolio(6)            0.65%        0.02%      0.67%         0.00%        0.67%
Janus Aspen Growth Portfolio(6)                       0.65%        0.02%      0.67%         0.00%        0.67%
Janus Aspen Worldwide Growth Portfolio(6)             0.65%        0.05%      0.70%         0.00%        0.70%
Lexington Emerging Markets Fund, Inc.                 0.85%        0.85%      1.70%           --         1.70%
Lexington Natural Resources Trust                     1.00%        0.33%      1.33%           --         1.33%
MFS Total Return Series(7)                            0.75%        0.15%      0.90%         0.00%        0.90%
Oppenheimer Global Securities Fund/VA                 0.67%        0.02%      0.69%           --         0.69%
Oppenheimer Strategic Bond Fund/VA                    0.74%        0.04%      0.78%           --         0.78%
PPI MFS Capital Opportunities Portfolio(8)            0.65%        0.25%      0.90%         0.00%        0.90%
PPI MFS Emerging Equities Portfolio(8)                0.67%        0.13%      0.80%         0.00%        0.80%
PPI MFS Research Growth Portfolio(8)                  0.70%        0.15%      0.85%         0.00%        0.85%
PPI Scudder International Growth Portfolio(8)         0.80%        0.20%      1.00%         0.00         1.00%
PPI T. Rowe Price Growth Equity Portfolio(8)          0.60%        0.15%      0.75%         0.00         0.75%

Footnotes to the "Fund Expense Table"

 (1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the Investment Advisory Fees and are not charged to investors.

 (2) The investment adviser is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's "Total Fund Annual Expenses Without Waivers or Reductions" do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."

 (3) "Other Expenses" reflect an indirect fee of 0.03% relating to an expense offset arrangement with the portfolio's custodian. The amount shown under Total Waivers and Reductions does not reflect a voluntary reduction of fees paid indirectly. If this voluntary reduction of fees paid indirectly was reflected, the amount shown under Net Fund Annual Expenses After Waiver or Reductions would be 0.86%.

 (4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or the investment adviser on behalf of certain funds', custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. These credits are not included under Total Waivers and Reductions. If these credits had been included, the amounts shown under Net Fund Annual Expenses After Waivers or Reductions presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio; 0.62% for Fidelity VIP II Asset Manager Portfolio; and 0.65% for Fidelity VIP II Contrafund[RegTM] Portfolio.

 (5) The investment adviser agreed to reimburse a portion of Fidelity VIP II Index 500 Portfolio's expenses during the period.

 (6) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Aggressive Growth, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

 (7) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The "Other Expenses" shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Fund Annual Expenses After Waivers or Reductions would be lower and would equal 0.89% for the series.

 (8) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2001, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.

Hypothetical Examples

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purposes of these examples, we deducted a mortality and expense risk charge of 1.10% annually for all subaccounts except the Aetna Money Market VP subaccount, and 0.35% annually for the Aetna Money Market VP subaccount, and the maximum administrative expense charge of 0.25% annually (not currently charged). The total fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

> These examples are purely hypothetical.



---------------------------------------------
> These examples are purely hypothetical.
> They should not be considered a
  representation of past or future expenses
  or expected returns.
> Actual fees and/or returns may be more or
  less than those shown in these examples.
---------------------------------------------
                                                             EXAMPLE A                              EXAMPLE B
                                              --------------------------------------- --------------------------------------
                                                                                        If you leave your entire account
                                              If you withdraw your entire account       value invested or if you select an
                                              value at the end of the periods shown,    income phase payment option at the
                                              you would pay the following fees,         end of the periods shown, you would
                                              including any applicable Early            pay the following fees (no Early
                                              Withdrawal Charge assessed:*              Withdrawal Charge is reflected):**
                                              1 Year   3 Years   5 Years   10 Years     1 Year   3 Years   5 Years   10 Years
                                              -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                  $73      $120      $170      $242         $21      $65       $112      $242
Aetna Balanced VP, Inc.                          $71      $116      $163      $226         $20      $61       $105      $226
Aetna Bond VP                                    $70      $113      $158      $216         $19      $58       $100      $216
Aetna Crossroads VP                              $73      $120      $170      $242         $21      $65       $112      $242
Aetna Growth and Income VP                       $71      $115      $162      $225         $20      $61       $104      $225
Aetna Index Plus Bond VP                         $72      $117      $165      $231         $20      $62       $107      $231
Aetna Index Plus Large Cap VP                    $70      $112      $156      $212         $18      $57       $ 97      $212
Aetna Index Plus Mid Cap VP                      $73      $122      $173      $248         $22      $67       $115      $248
Aetna Index Plus Small Cap VP                    $74      $125      $178      $258         $23      $70       $120      $258
Aetna Legacy VP                                  $73      $120      $171      $243         $21      $66       $113      $243
Aetna Money Market VP                            $62      $ 86      $113      $115         $10      $30       $ 52      $115
Aetna Value Opportunity VP                       $73      $120      $170      $241         $21      $65       $112      $241
Calvert Social Balanced Portfolio                $74      $124      $177      $257         $23      $70       $120      $257
Fidelity VIP Equity-Income Portfolio             $71      $115      $162      $224         $20      $60       $104      $224
Fidelity VIP High Income Portfolio               $72      $119      $168      $237         $21      $64       $110      $237
Fidelity VIP II Asset Manager Portfolio          $72      $117      $165      $231         $20      $62       $107      $231
Fidelity VIP II Contrafund[RegTM] Portfolio      $72      $118      $167      $235         $21      $63       $109      $235
Fidelity VIP II Index 500 Portfolio              $69      $108      $151      $200         $17      $53       $ 92      $200
Janus Aspen Aggressive Growth Portfolio          $72      $118      $167      $235         $21      $63       $109      $235
Janus Aspen Growth Portfolio                     $72      $118      $167      $235         $21      $63       $109      $235
Janus Aspen Worldwide Growth Portfolio           $72      $119      $168      $238         $21      $64       $110      $238
Lexington Emerging Markets Fund, Inc.            $82      $147      $215      $336         $31      $94       $160      $336
Lexington Natural Resources Trust                $78      $137      $198      $301         $27      $83       $142      $301
MFS Total Return Series                          $74      $125      $178      $258         $23      $70       $120      $258
Oppenheimer Global Securities Fund/VA            $72      $119      $168      $237         $21      $64       $110      $237
Oppenheimer Strategic Bond Fund/VA               $73      $121      $172      $246         $22      $67       $114      $246
PPI MFS Capital Opportunities Portfolio          $74      $125      $178      $258         $23      $70       $120      $258
PPI MFS Emerging Equities Portfolio              $73      $122      $173      $248         $22      $67       $115      $248
PPI MFS Research Growth Portfolio                $74      $123      $175      $253         $22      $69       $118      $253
PPI Scudder International Growth Portfolio       $75      $127      $183      $269         $24      $73       $126      $269
PPI T. Rowe Price Growth Equity Portfolio        $73      $120      $171      $243         $21      $66       $113      $243



-----------------
 * This example reflects deduction of an early withdrawal charge calculated using the schedule applicable to Installment Purchase Payment Contracts. Under that schedule, if only one $1,000 payment was made as described above, fewer than 5 purchase payment periods would have been completed at the end of years 1, 3 and 5, and the 5% charge would apply. At the end of the tenth account year, the early withdrawal charge is waived regardless of the number of purchase payment periods completed, and no early withdrawal charge would apply.
** This example does not apply if during the income phase, a nonlifetime payment option with variable payments is selected and a lump-sum withdrawal is requested within 3 years after payments start. In this case, the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge as shown in Example A.

Condensed Financial Information
--------------------------------------------------------------------------------
Understanding Condensed Financial Information. In Appendix IV, we provide condensed financial information about the Variable Annuity Account C (the separate account) subaccounts available under the contracts. The tables show the value of the subaccounts over the past 10 years. For subaccounts that were not available 10 years ago, we give a history from the date of first availability.


Investment Options
--------------------------------------------------------------------------------
The contract offers variable investment options and fixed interest options. When we establish your account(s), you instruct us to direct account dollars to any of the available options.


Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending upon the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

> Fund Descriptions. We provide brief descriptions of the funds in Appendix III.
  Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from the Opportunity Plus Service Center at the address and phone number listed in "Contract Overview" or by accessing the SEC's website or the SEC Public Reference Room.


Fixed Interest Options. For descriptions of the fixed interest options, see Appendix I and II and the Guaranteed Accumulation Account prospectus.


--------------------------------------------------------------------------------
Selecting Investment Options

o Choose options appropriate for you. Your Aetna representative can help you evaluate which investment options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
o Be informed. Read this prospectus, the fund prospectus, fixed interest option appendices and the Guaranteed Accumulation Account prospectus.

--------------------------------------------------------------------------------

Limits on Option Availability. Some funds and fixed interest options may not be available through certain contracts or plans. We may add, withdraw or substitute funds, subject to the conditions in the contract and compliance with regulatory requirements.


Limits on Number of Options Selected. No more than 18 investment options may be selected for your account at any one time during the accumulation phase. If you have an outstanding loan, you may currently make a total of 18 cumulative selections over the life of your account. Each subaccount, the Fixed Account and each classification of the Guaranteed Accumulation Account counts as one option. If you have a loan on the account, each option counts toward the limit, even after the full value is transferred to other options.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of purchase payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds. (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.


"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.


> Shared--bought by more than one company.

> Mixed--bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the fund. For example: If a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share values to decrease. Each fund's board of directors or trustees will monitor events to identify any conflicts which might arise and to determine what action, if any, should be taken to address such conflicts.



Transfers
--------------------------------------------------------------------------------

Transfers Among Investment Options. During the accumulation phase and the income phase, you may transfer among investment options. You may make a request in writing, by telephone or, where applicable, electronically. Transfers must be made in accordance with the terms of the contract and your plan. Transfers from fixed interest options are restricted as outlined in Appendices I and II.

Value of Transferred Dollars. The value of amounts transferred into or out of the subaccounts will be based on the subaccount unit values next determined after we receive your request in good order at our Home Office, or if you are participating in the Dollar Cost Averaging Program, after your scheduled transfer. (See "Contract Overview -- Questions.")

Telephone and Electronic Transfers: Security Measures. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.


Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.


The Dollar Cost Averaging Program. The contracts allow you to participate in our Dollar Cost Averaging Program. There is no additional charge for this service. Dollar cost averaging is a system for investing that buys fixed dollar amounts of an investment at regular intervals, regardless of price. Our program transfers, at regular intervals, a fixed dollar amount from Aetna Money Market VP to the Fixed Account, GAA, or one or more subaccounts that you select. Allocations to the Aetna Fixed Account may limit your ability to execute subsequent transfers out of this fixed option. Amounts transferred to or from the Fixed Account and subsequently withdrawn from the contract during the accumulation phase may be subject to early withdrawal charge. (See "Fees"). Amounts transferred from the Guaranteed Accumulation Account before the end of a guaranteed term may be subject to a market value adjustment. (See Appendix I and the Guaranteed Accumulation Account prospectus.) Dollar cost averaging is not permitted into the Lexington Natural Resources Trust subaccount. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information about this program, contact your local representative or call the Company at the number listed in "Contract Overview--Questions."



Contract Purchase or Participation
--------------------------------------------------------------------------------
Contracts Available for Purchase. The contracts available for purchase are deferred annuity contracts that the Company offers in connection with retirement plans under Code Section 403(b). The plans are established by school boards and public universities in the state of New York, for participants who are members and agency fee payers of the New York State United Teachers Trust (NYSUT) and United University Professions (UUP).

There are two group deferred variable annuity contracts:


(1) Single purchase payment contracts issued for lump-sum transfers to us of amounts accumulated under a pre-existing plan; and

(2) Installment purchase payment contracts established to accept continuing periodic payments.


We reserve the right to set a minimum purchase payment on single purchase payment contracts. Lump-sum transfers below this minimum will be applied to an installment purchase payment contract.


Purchasing the Contract. The contract holder submits the required forms and application to the Company. We approve the forms and issue a contract to the contract holder.


Participating in the Contract. To participate in the contract, complete an enrollment form and submit it to the Opportunity Plus Service Center. (See "Contract Overview -- Questions.") If your enrollment is accepted, we establish one or more accounts for you under the contract(s). We may establish an employee account for contributions from your salary or rollover amount and an employer account for employer contributions. Your account includes amounts held under both the installment purchase payment contract and the single purchase payment contract.

Acceptance or Rejection of Application or Enrollment Forms. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (for a maximum of 105 days). If we reject the application or enrollment forms, we will return the forms and any payments.

Allocating Purchase Payments to the Investment Options. You direct us to allocate initial contributions to the investment options available under the plan. Generally you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future purchase payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically.


Allocations must be in whole percentages and there may be limitations on the number of investment options that can be selected at any one time. (See "Investment Options" and "Transfers.")


Contract Ownership and Rights
--------------------------------------------------------------------------------

Who Owns the Contract? The contract holder. This is the person or entity to whom we issue the contract, usually your employer.

Who Owns Money Accumulated Under the Contract? We establish one or more accounts for you under the contracts. Generally, we establish an employee account to receive salary reduction and rollover amounts and an employer account to receive employer contributions. You have the right to the value of your employee account and any employer account.

What Rights Do I Have Under the Contract? You hold all rights under the contract and may make all elections for your accounts.



Right to Cancel
--------------------------------------------------------------------------------

When and How to Cancel. You or the contract holder may cancel your purchase within ten days after receiving the contract (or other document evidencing your interest) by returning it to the Opportunity Plus Service Center or the agent along with a written notice of cancellation.

Refunds. We will produce a refund to you or the contract holder not later than seven days after we receive the contract or other document evidencing your interest and the written notice of cancellation at the Opportunity Plus Service Center. The refund will equal the dollars contributed to the contract plus any earnings or less any losses attributable to the purchase payments allocated to the variable investment options.

Types of Fees

There are three types of fees your account may incur:

> Transaction Fees
  o Early Withdrawal Charge

> Fees Deducted from the Subaccounts
  o Mortality and Expense Risk Charge
  o Administrative Expense Charge

> Fees Deducted by the Funds
  o Investment Advisory Fees
  o Other Expenses

Terms to Understand in
the Schedules

> Account Year--a 12-month period measured from the date we establish your account, or measured from any anniversary of that date.

> Purchase Payment Period (for installment purchase payment contracts)--the period of time it takes to complete the number of installment payments expected to be made to your account over a year. For example, if your payment frequency is monthly, a payment period is completed after 12 payments are made. If only 11 payments are made, the payment period is not completed until the twelfth payment is made. At any given time, the number of payment periods completed can not exceed the number of account years completed, regardless of the number of payments made.


Fees
--------------------------------------------------------------------------------
The following repeats and adds to information provided in the "Fee Table" section. Please review both this section and the Fee Table for information on fees.


Transaction Fees

Early Withdrawal Charge

Under installment purchase payment contracts, withdrawals of all or a portion of your account value may be subject to a charge. There is no early withdrawal charge for single purchase payment contracts.

Amount. The charge is a percentage of the amount withdrawn. The percentage will be determined by the early withdrawal charge schedule that applies to your account. The charge will never be more than 8.5% of total payments to your account.


Purpose. This is a deferred sales charge. The charge reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.


Early Withdrawal Charge Schedules:


--------------------------------------------------------------------------------
Installment Purchase Payment Contracts
--------------------------------------------------------------------------------
 Purchase Payment Periods Completed                 Early Withdrawal Charge
 Fewer than 5                                                5%
 5 or more but fewer than 7                                  4%
 7 or more but fewer than 9                                  3%
 9 or 10                                                     2%
 More than 10                                                0%
--------------------------------------------------------------------------------

Free Withdrawals. If you are between the ages of 59-1/2 and 70-1/2, you may withdraw up to 10% of your account value during each calendar year without being charged a withdrawal fee. The free withdrawal only applies to the first partial withdrawal you make in each calendar year. The 10% amount will be based on your account value calculated on the valuation date next following our receipt of your request for withdrawal. Outstanding contract loans are excluded from the account value when calculating the 10% free withdrawal amount.

The free withdrawal will not apply:


> To a full withdrawal of your account; or

> To partial withdrawals due to a default on a contract loan.


Waiver. The early withdrawal charge is waived for portions of a withdrawal where one or more of the following apply:


> Used to provide payments to you during the income phase;

> Paid because of your death before income phase payments begin;

> Paid where your account value is $2,500 or less and no part of the account has been taken as a withdrawal or a loan or used to provide income phase payments within the prior 12 months;


> Taken because of the election of a systematic distribution option (See
  "Systematic Distribution Options");

> Taken when you are 59-1/2 or older, have an installment purchase payment account and have completed at least nine purchase payment periods;

> Withdrawn due to disability as specified in the Tax Code;

> Taken on or after the tenth anniversary of the effective date of the account;

> Due to a financial hardship as defined in the Tax Code;

> Withdrawn due to your separation from service with your current employer, while meeting the age and service requirements to receive benefits under the New York State Teachers' or Employee's Retirement Systems (even if you are not a member of either system); or


> Withdrawn from the portion of the account value invested in the subaccounts and/or GAA attributable to payments made on or after April 1, 1995. This waiver does not apply to:


> Amounts deposited in the Fixed Account;

> Amounts deposited in a subaccount or GAA but then transferred to the Fixed
  Account; or

> Amounts that came from the Fixed Account but were then transferred to a subaccount or GAA.


> For any withdrawal, the account value of the payments made on or after April 1, 1995 will be withdrawn first, then the remaining value will be used to satisfy the disbursement request.

Early Withdrawal Charge Schedule For GAA For Certain New York Contracts The following schedule applies to withdrawals from GAA under installment purchase payment master contracts issued after July 29, 1993 in the State of New York. This schedule is based on the number of completed account years.

--------------------------------------------------------------------------------
Installment Purchase Payment Contracts
--------------------------------------------------------------------------------
 Account Years Completed                            Early Withdrawal Charge
 Fewer than 3                                                5%
 3 or more but fewer than 4                                  4%
 4 or more but fewer than 5                                  3%
 5 or more but fewer than 6                                  2%
 6 or more but fewer than 7                                  1%
 7 or more                                                   0%
--------------------------------------------------------------------------------


Fees Deducted From the Subaccounts


Mortality and Expense Risk Charge

Amount. During the accumulation phase, for all subaccounts except the Aetna Money Market VP subaccount, 1.10% annually of your account value invested in the subaccounts, to be reduced to 1.05% annually effective February 15, 2001, and 1.00% annually effective February 15, 2002. For the Aetna Money Market VP subaccount, 0.35% annually of your account value invested in the subaccount. See "The Income Phase" for fees deducted during the income phase.

When/How. We deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this from any fixed interest option.

Purpose. The fee compensates us for the mortality and expense risks we assume under the contracts.

> The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts.

> The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.


If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.

Administrative Expense Charge

Maximum Amount. 0.25% We currently do not impose this fee. We reserve the right, however, to charge up to 0.25% on an annual basis from your account value invested in the funds.

When/How. If imposed, we will deduct this fee daily from your account value held in the subaccounts corresponding to the funds you select. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee under the contract when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. The fee is not intended to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Fund Expenses

Amount. Each fund determines its own advisory fee and expenses. For a list of fund fees see "Fee Table." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose. These amounts help to pay the funds' investment advisor and operating expenses.

Premium and Other Taxes. Currently, there is no premium tax on annuities under New York regulations. If the state does impose a premium tax, it would be deducted from the amount applied to an income option. We reserve the right to deduct a state premium tax at any time from the purchase payment(s) or from the account value at any time, but no earlier than when we have a tax liability under state law.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See "Taxation.")

Your Account Value
--------------------------------------------------------------------------------
During the accumulation phase, your account value at any given time equals:


> Account dollars directed to the fixed interest options, including interest earnings to date; less

> Deductions, if any, from the fixed interest options (e.g. withdrawals, fees);
  plus

> The current dollar value of amounts invested in the subaccounts.


Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account C subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units vary daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:


> The net assets of the fund held by the subaccount as of the current valuation, minus

> The net assets of the fund held by the subaccount at the preceding valuation, plus or minus

> Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

> The total value of the subaccount units at the preceding valuation; minus

> A daily deduction for the mortality and expense risk charge, and administrative expense charge, if any, and any other fees, such as guarantee charges for Aetna GET Fund, deducted from investments in the separate account.


The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.

                             ---------------------
                              $5,000 contribution
                             ---------------------

                                    Step 1

              ---------------------------------------------------
                    Aetna Life Insurance and Annuity Company
              ---------------------------------------------------

                                     Step 2

              ---------------------------------------------------
                         Variable Annuity Account B
              ---------------------------------------------------

                Subaccount A      Subaccount B      Etc.
                300               80
                accumulation      accumulation
                units             units




              ---------------------------------------------------

                      Step  3
              ---------- -----------
                Fund A     Fund B
              ---------- -----------

Step 1: You make an initial contribution of $5000.


Step 2:


A. You direct us to invest $3,000 in Fund A. The purchase payment purchases 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).


B. You direct us to invest $2,000 in Fund B. The purchase payment purchases 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).


Step 3: The separate account then purchases shares of the applicable funds at the then current market value (net asset value or NAV).



The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.


Purchase Payments to Your Account. If all or a portion of initial purchase payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Any subsequent purchase payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

> Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

> Market Value Adjustment (see Appendix I)

> Tax Penalty (see "Taxation")

> Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your Aetna representative or call the Company at the number listed in "Contract Overview-- Questions."

Withdrawals
--------------------------------------------------------------------------------
Making a Withdrawal. Subject to the Tax Code withdrawal restrictions described below, you may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making A Withdrawal. You must:


>Select the Withdrawal Amount.


1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Accumulation Account (plus or minus any applicable market value adjustment) and to the Fixed Account, minus any applicable early withdrawal charge.

2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Accumulation Account.

> Select Investment Options. If this is not specified, we will withdraw dollars proportionally from each investment option in which you have an account value.


> Properly complete a disbursement form and submit it to the Opportunity Plus Service Center.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value either: (1) As of the next valuation after we receive a request for withdrawal in good order at the Opportunity Plus Service Center, or (2) On such later date as specified on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent not later than seven calendar days following our receipt of the disbursement form in good order at the Opportunity Plus Service Center.

Withdrawal Restrictions from 403(b) Plans. Section 403(b)(11) of the Tax Code generally prohibits withdrawal under 403(b) contracts prior to your death, disability, attainment of age 59-1/2, separation from service or financial hardship, of the following:


1) Salary reduction contributions made after December 31, 1988 and;

2) Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988.

Reinvestment Privilege. The contracts allow one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for early withdrawal charges imposed at the time of withdrawal. We will reinvest in the same investment options and proportions in place at the time of withdrawal. If you withdraw amounts from a series of the Aetna GET Fund and then elect to reinvest them, we will reinvest them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET amounts among other investment options in which you invested, on a pro rata basis. Special rules apply to reinvestments of amounts withdrawn from the Guaranteed Accumulation Account (see Appendix I). Seek competent advice regarding the tax consequences associated with reinvestment.


Loans
--------------------------------------------------------------------------------
Availability. You may take a loan from your account value during the accumulation phase. Loans are only allowed from amounts allocated to certain subaccounts and fixed interest options. Additional restrictions may apply under the Tax Code or due to our administrative practices.

Requests. If you are eligible to obtain a loan, you may request one by properly completing the loan request form and submitting it to the Opportunity Plus Service Center. Read the terms of the loan agreement before submitting any request.

Features of a Systematic Distribution Option

A Systematic Distribution Option allows the contract holder to elect for you to receive regular payments from your account, without moving into the income phase. By maintaining your account in the accumulation phase, certain rights and flexibility are retained and any accumulation phase fees may apply.


Systematic Distribution Options
--------------------------------------------------------------------------------

Availability of Systematic Distribution Options. To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. To determine what Systematic Distribution Options are available, check with the contract holder or the Company at the Opportunity Plus Service Center.

The following Systematic Distribution Options may be available:

> SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on the payment method selected. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under the contract. You may not elect this option if you have an outstanding contract loan.

> LEO--Life Expectancy Option. This options provides for annual payments for a number of years equal to your life expectancy or the expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code Section 72. (See "Taxation.")


> ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

  Under ECO, we calculate the minimum distribution amount required by law at the later of age 70-1/2 or retirement and pay you that amount once a year.


> Other Systematic Distribution Options. We may add additional Systematic
  Distribution Options from time to time. You may obtain additional information relating to any of the Systematic Distribution Options from your local representative or from the Company at the Opportunity Plus Service Center.

Availability of Systematic Distribution Options. The Company may discontinue the availability of one or all of the Systematic Distribution Options at any time, and/or change the terms of future elections.

Terminating a Systematic Distribution Option. Once a Systematic Distribution Option is elected, you may revoke it at any time by submitting a written request to the Opportunity Plus Service Center. Any revocation will apply only to the amount not yet paid. Once an option is revoked for an account, it may not be elected again, nor may any other Systematic Distribution Option be elected unless the Tax Code permits it.

Charges and Taxation. When you elect a Systematic Distribution Option, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" section. Taking a withdrawal through a Systematic Distribution Option may have tax consequences. If you are concerned about tax implications consult a tax adviser before one of these options is elected.

During the Income Phase

This section provides information about the accumulation phase. For death benefit information applicable to the income phase, see "Income Phase".

Death Benefit

--------------------------------------------------------------------------------
The contract provides a death benefit in the event of your death, which is payable to the beneficiary you name for your account.

During the Accumulation Phase

Payment Process


1. Following your death, your beneficiary must provide the Company with proof of death acceptable to us and a payment request in good order.
2. The payment request should include selection of a benefit payment option.
3. Within seven days after we receive proof of death acceptable to us and payment request in good order at the Opportunity Plus Service Center, we will mail payment, unless otherwise requested.


Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distribution will be made.

If you die during the accumulation phase of your account, the following payment options are available to your beneficiary, if allowed by the Tax Code:


> Lump-sum payment;

> Payment in accordance with any of the available income phase payment options
  (see "The Income Phase--Payment Options"); or

> If the beneficiary is your spouse, payment in accordance with an available
  Systematic Distribution Option (See "Systematic Distribution Options").


The following options are also available; however, the Tax Code limits how long the death benefit proceeds may be left in these options:

> Leaving your account value invested in the contract; or


> Under some contracts, leaving your account value on deposit in the Company's general account, and receiving monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary may withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options. (See "The Income Phase--Payment Options").


The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death in good order. Interest, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative aggregate market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix I and in the GAA prospectus.


Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. (See "Taxation" for additional information.)

We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment


Annuitization--Initiating Income Phase Payments

The Income Phase

--------------------------------------------------------------------------------
During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving income phase payments, you must notify us in writing of the following:

> Payment Start date;

> Income Phase Payment option (see the income phase payment options table in this section);

> Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

> Choice of fixed, variable or a combination of both fixed and variable payments; and

> Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Income Phase Payment Amounts? Some of the factors that may affect the amount of your income phase payment include: your age, your account value, the income phase payment option selected, number of guaranteed payments (if any) selected, and whether fixed, variable or a combination of both fixed and variable payments are selected; and, for variable payments, the assumed net investment rate selected.

Fixed Income Phase Payments. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) selected. The contracts may restrict the subaccounts available during the income phase. You may make up to twelve transfers per calendar year among available investment options. For variable payments, an assumed net investment rate must be selected.

Assumed Net Investment Rate. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 31/2%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3-1/2% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Opportunity Plus Service Center. (See "Contract Overview--Questions.")

Minimum Payment Amounts. The income phase payment option selected must result in one or both of the following:

> A first income phase payment of at least $20; or

> Total yearly income phase payments of at least $100.


If your account value is too low to meet these minimum payment amounts, you must elect a lump sum payment.


Charges Deducted. During the income phase, we make a daily deduction of 1.25% annually for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts selected, even though we no longer assume any mortality risk for you. We may also deduct a daily administrative charge from amounts held in the subaccounts. (See "Fees.")

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at the Opportunity Plus Service Center.


Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See "Taxation.")


Income Phase Payment Options

The following tables list the income phase payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Check with your contract holder for details. We may offer additional income phase payment options under the contract from time to time.

Terms used in the Tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary: The person designated to receive the death benefit payable under the contract.


---------------------------------------------------------------------------------------------------------------------
                          Lifetime Income Phase Payment Options
---------------------------------------------------------------------------------------------------------------------
                      Length of Payments: For as long as the annuitant lives. It is possible that
 Life Income          only one payment will be made should the annuitant die prior to the second payment's due date.

                      Death Benefit--None: All payments end upon the annuitant's death.
---------------------------------------------------------------------------------------------------------------------
                      Length of Payments: For as long as the annuitant lives, with payments guaranteed for a choice of 5-30 years or as otherwise specified in the contract.
 Life Income--        Death Benefit--Payment to the Beneficiary: If the annuitant dies before we
 Guaranteed           have made all the guaranteed payments, we will continue to pay the beneficiary
 Payments             the remaining payments. Unless prohibited by a prior election of the contractholder, the beneficiary may elect to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
---------------------------------------------------------------------------------------------------------------------
                      Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date. Continuing Payments:
                      (a) This option allows a choice of 100%, 66-2/3% or 50% of the payment to continue
 Life Income--        to the surviving annuitant after the first death; or
 Two Lives            (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.
---------------------------------------------------------------------------------------------------------------------
                      Death Benefit--None: Payments end after the deaths of both annuitants.
                      Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 60 months and a maximum of 360 months, or as otherwise specified in the contract.
 Life Income--        Continuing Payments: 100% of the payment to continue to the surviving annuitant
 Two Lives--          after the first death.
 Guaranteed           Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed
 Payments             payments have all been paid, we will continue to pay the beneficiary the remaining payments.
                      Unless prohibited by a prior election of the contractholder, the beneficiary may elect to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.
---------------------------------------------------------------------------------------------------------------------
 Life Income--        Length of Payments: For as long as the annuitants lives.
 Refund Option--      premium tax) and less the total amount of fixed income payments paid.
 fixed payment only
 --------------------------------------------------------------------------------------------------------------------
 Life Income--        Length of Payments: For as long as either annuitant lives.
 Two Lives--Cash      Continuing Payment: 100% of the payment to continue after the first death.
 Refund Option--      (less any premium tax) and less the total amount of fixed income payments paid.
 fixed payment only
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                         Nonlifetime Income Phase Payment Options
-----------------------------------------------------------------------------------------------------------
                  Length of Payments: Payments generally may be fixed or variable and may be made for
                  3-30 years. In certain cases a lump sum payment may be requested at any time (see below).
                  Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the
 Nonlifetime--    guaranteed payments, we will continue to pay the beneficiary the remaining payments.
 Guaranteed       Unless prohibited by a prior election of the contractholder, the beneficiary may receive
 Payments         a lump-sum payment equal to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.
-----------------------------------------------------------------------------------------------------------
Lump-Sum Payment: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum. A lump sum elected before three years of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. If the early withdrawal charge is based on completed purchase payment periods, each year that passes after income payments begin will be treated as a completed purchase payment period, even if no additional payments are made. (See "Fees--Early Withdrawal Charge.") Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Opportunity Plus Service
Center.

Calculation of Lump-Sum Payments: If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments.)

-----------------------------------------------------------------------------------------------------------

In This Section

> Introduction

> The Contract

> Withdrawals and Other Distributions
  o Taxation of Distributions
  o 10% Penalty Tax
  o Withholding for Federal Income Tax Liability

> Minimum Distribution Requirements

> Assignment or Transfer of Contracts

> Exclusion from Gross Income

> Restrictions on Distributions

> Transfers from 403(b)(7) Custodial Accounts

> Taxation of Gains Prior to Distribution

> Taxation of the Company

When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.

Taxation
--------------------------------------------------------------------------------
Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

> Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

> Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

> This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

> We do not make any guarantee about the tax treatment of the contract or transaction involving the contract.

--------------------------------------------------------------------------------
 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service.
--------------------------------------------------------------------------------

The Contract

The Contract is designed for use with Tax Code section 403(b) plans. Contract holders and participants are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.

Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income phase payments, rollovers, and death benefit proceeds.


We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

All distributions from 403(b) plans are taxed as received unless:

> The distribution is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or


> You made after-tax contributions to the plan. In this case, depending upon the type of distribution, a portion of the amount may be excluded from gross income according to the rules detailed in the Tax Code.


In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

The Tax Code may impose a 10% penalty tax on the taxable portion of a distribution from a 403(b) plan, unless one or more of the following have occurred:

> You have attained age 59-1/2;

> You have become totally and permanently disabled;

> You have died;

> You have separated from service with the plan sponsor at or after age 55;

> The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code;

> The distribution is due to an IRS levy upon the individual's account; or

> The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary. Also, you must have separated from service with the plan sponsor.

In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code. The Tax Code may impose other penalty taxes in other circumstances.


Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

Generally, distributions from 403(b) plans are subject to a mandatory 20% federal income tax withholding. However, you or a beneficiary may elect not to have tax withheld from certain distributions. If you or your beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These rules may dictate one or more of the following:


> Start date for distributions;

> The time period in which all amounts in your account(s) must be distributed;
  or

> Distribution amounts.


Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contract over one of the following time periods:

> Over your life or the joint lives of you and your beneficiary, or

> Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefit Proceeds. Different distribution requirements apply if your death occurs:

> After you begin receiving minimum distributions under the contract, or

> Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

> Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

> Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.


If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example: if you die on September 1, 2000, your entire balance must be distributed to the beneficiary by December 31, 2005. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following time-frames:


> Over the life of the beneficiary, or

> Over a period not extending beyond the life expectancy of the beneficiary.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:


> December 31 of the calendar year following the calendar year of your death; or


> December 31 of the calendar year in which you would have attained age 70-1/2.

Assignment or Transfer of Contracts

Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to any person except to an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p) or to the Company as collateral for a loan.

Exclusions from Gross Income

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the lesser of the following limits set by the Tax Code:

> The first limit, under Tax Code section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457.

> The second limit, which is the exclusion allowance under Tax Code section
  403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the plan, and any pretax contributions to certain other retirement plans.

  These two limits apply to your contributions as well as to any contributions made by your employer on your behalf.


> An additional limit specifically limits your salary reduction contributions to generally no more than $10,500 annually (subject to indexing). Your own limit may be higher or lower, depending on certain conditions.

Payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Restrictions on Distributions.

Tax Code section 403(b)(11) restricts the distribution under 403(b) contracts of:

> salary reduction contributions made after December 31, 1988;

> earnings on those contributions; and

> earnings during such period on amounts held as of December 31, 1988.

Distribution of those amounts may only occur upon your death, attainment of age 59-1/2, separation from service, disability, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

Transfers from 403(b)(7) Custodial Accounts.

If pursuant to Revenue Ruling 90-24, the Company agrees to accept under the contracts amounts transferred from a code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in code section 403(b)(7)(A)(iii).

Taxation of Gains Prior to Distribution.

You will generally not pay taxes on any earnings from the annuity contract described in this prospectus until they are withdrawn. Tax-qualified retirement arrangements under Tax Code section 403(b) also generally defer payment of taxes on earnings until they are withdrawn. (See "Taxation of Distributions" in this "Taxation" section for a discussion of how distributions under 403(b) plans are taxed.) When an annuity contract is used to fund a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your financial representative.

Additionally, although earnings under the contract are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner, including participants under Tax Code section 403(b) plans, will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income.


The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account C is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company", but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Other Topics
--------------------------------------------------------------------------------
The Company


Aetna Life Insurance and Annuity Company (the Company, we, us, our) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.


We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly owned subsidiary of Aetna Inc. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:

            151 Farmington Avenue
            Hartford Connecticut 06156


Variable Annuity Account C

We established Variable Annuity Account C (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into "subaccounts." These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:


> Standardized average annual total returns; and

> Non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising, request a Statement of Additional Information at the number listed in "Contract Overview--Questions."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. Standardized average annual total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charges, if any, and any applicable early withdrawal charges).


Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the Fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. Under the contracts described in this prospectus, you have a fully vested interest in the value of your account. Therefore, under the plan you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. Currently, for group contracts used with section 403(b) plans, we obtain participant voting instructions directly from participants, subject to receipt of authorization from the contract holder to accept such instructions. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.


The number of votes (including fractional votes) any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts.

> During the accumulation phase the number of votes is equal to the portion of the account value invested in the fund, divided by the net asset value of one share of that fund.


> During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.


Contract Distribution

The Company will serve as the principal underwriter for the securities sold by this prospectus. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD).


As principal underwriter, the Company will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts described in this prospectus. We call these entities "distributors."

We and one or more of our affiliates may also sell the contracts directly. All individuals offering and selling the contracts must be registered representatives of a broker-dealer and must be licensed as insurance agents to sell variable annuity contracts.

Commission Payments. We may pay commissions to persons who offer and sell the contracts. The maximum percentage amount we ever pay with respect to a given purchase payment is the first-year percentage which ranges from 1% to 4% of the first year of payments to an account. We may also pay renewal commissions on payments made after the first year and asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 2.5% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules.

We may reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your enrollment materials. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.

Changes in Beneficiary Designations

The designated Beneficiary may be changed at any time. Such change will not become effective until written notice of the change is received by the Company.


Opportunity Plus Service Center

We established the Opportunity Plus Service Center to provide administrative support to you and other participants of the Opportunity Plus Program. This office handles enrollment, billing, transfers, redemptions and inquiries. Send forms and correspondence to:

Aetna Life Insurance and Annuity Company
Opportunity Plus Service Center
P.O. Box 12894
Albany, New York 12212-2894
Telephone Number: 1-800-677-4636


Agreement with the Company

NYSUT Benefit Trust is a non-profit trust organized and existing under the laws of the State of New York. This Trust operates for the benefit of its members and agency fee payers of New York State United Teachers.

The Company (our, we) and NYSUT Benefit Trust agree to the following:


> Sponsorship of the Opportunity Plus program by NYSUT Benefit Trust;

> Our provision, to all members and agency fee payers of educational programs focused on financial planning for retirement; and

> Our employment of trained personnel to conduct these programs exclusively for members.


Additionally:


> We reimburse NYSUT Benefit Trust for direct out-of-pocket expenses up to a maximum of $40,000 per year incurred in the promotion of the Opportunity Plus program.

> We will pay NYSUT Benefit Trust $46,000 per month through 2000. It utilizes these amounts to enhance benefits to the membership.

> We compensate United University Professions $4,000 per month for the use of on-site campus facilities and the sponsorship of the Opportunity Plus program.


Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Matters and Proceedings


We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

In recent years, several life insurance and annuity companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A purported class action complaint was filed in the Circuit Court of Lauderdale County, Alabama on March 28, 2000 by Loretta Shaner against the Company (the "Shaner Complaint"). The Shaner Complaint seeks unspecified compensatory damages from the Company and unnamed affiliates of the Company. The Shaner Complaint claims that the Company's sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (e.g., IRAs) is improper. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

The Comapny also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.


Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances: (a) on any valuation date when the New York Stock Exchange is closed (except customary weekend and holidays) when trading on the Exchange is restricted; b) when an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets; (c) during any other periods the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Intent to Confirm Quarterly

We will provide confirmation of scheduled transactions quarterly rather than immediately to the participant.

Contents of the Statement of Additional Information
--------------------------------------------------------------------------------
The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account C

Offering and Purchase of Contracts

Performance Data

  General

  Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company


You may request an SAI by calling the Opportunity Plus Service Center at the number listed in "Contract Overview -- Questions."

                                   Appendix I
                         Guaranteed Accumulation Account
--------------------------------------------------------------------------------
The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option.


General Disclosure. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a "market value adjustment," which may be positive or negative.


When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

> The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

> The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term to apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.


Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.


Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:


> Market Value Adjustment (MVA)--as described in this appendix and in the GAA prospectus;

> Tax Penalties and/or Tax withholding--see "Taxation"; or

> Early Withdrawal Charge--see "Fees".


We do not make deductions from amounts in GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment (MVA).

If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative. If you have elected ECO as described in "Systematic Distribution Options," no MVA applies to amounts withdrawn from GAA.


> If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

> If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your representative or the Company to learn the details about the guaranteed term(s) currently being offered.

In general we offer the following guaranteed terms:


> Short-term--three years or fewer; and

> Long-term--ten years or less, but greater than three years.


At the end of a guaranteed term, you may:


> Transfer dollars to a new guaranteed term;

> Transfer dollars to other available investment options; or

> Withdraw dollars.


Deductions may apply to withdrawals. See "Fees and Other Deductions" in this section.

Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.

Income Phase. GAA can not be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Borrowing Against Amounts held in GAA. You cannot take a loan from your account value in GAA. However, we include your account value in GAA when determining the amount of your account value we will distribute as a loan.

Reinvesting Amounts Withdrawn from GAA. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate, and guaranteed terms available on the date of reinvestment, will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal.

Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

                                   Appendix II
                                  Fixed Account
--------------------------------------------------------------------------------
The Fixed Account is an investment option available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations. The Fixed Account is only available under installment purchase payment contracts.

--------------------------------------------------------------------------------
Additional information about this option may be found in the contract.
--------------------------------------------------------------------------------

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.


Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Interest rate guarantees are based on the claims-paying ability of the Company. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, including mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.


Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. (See "Fees--Early Withdrawal Charge.")

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. There is no limit on the number of transfers that you can make out of the Fixed Account in a calendar year. However, we only allow you to transfer amounts which equal your account value in the Fixed Account multiplied by the current maximum percentage of the transfer allowed (the "window") minus any previous transfers you made from this option during the calendar year. We will waive the transfer limit when your account value in the Fixed Account is $1,000 or less.


Income Phase. By notifying the Opportunity Plus Service Center at least 30 days before income payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

Contract Loans. Contract loans may be made from account values held in the Fixed Account.

                                  Appendix III
                                Fund Descriptions
--------------------------------------------------------------------------------


The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

> Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

> Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

> Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is managed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

> Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

> Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Bond VP seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,900 securities.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. (1)

> Calvert Social Balanced Portfolio is a nondiversified portfolio that seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Portfolio.(2)(a)

> Fidelity Variable Insurance Products Fund Equity--Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(3)

> Fidelity Variable Insurance Products Fund--High Income Portfolio seeks a high level of current income while also considering growth of capital.(3)(a)

> Fidelity Variable Insurance Products Fund II-- Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.(3)(b)

> Fidelity Variable Insurance Products Fund II--Contrafund[RegTM] Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(3)(a)

> Fidelity Variable Insurance Products Fund II--Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.(3)(c)

> Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.(4)

> Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

> Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(4)

> Lexington Emerging Markets Fund, Inc. seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets. Investments in emerging markets involve risks not present in domestic markets. See the Fund's prospectus for information on risks inherent in this investment.(5)(a)

> Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.(5)(b)

> MFS Total Return Series seeks primarily to provide above average income
  (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income. The series is a "balanced fund." Under normal market conditions, the series invests (i) at least 40%, but not more than 75%, of its net assets in equity securities; and
  (ii) at least 25% of its net assets in non-convertible fixed income securities.(6)

> Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries, and special situations which are considered to have appreciation possibilities.(7)

> Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(7)

> Portfolio Partners, Inc. (PPI)-MFS Capital Opportunities Portfolio (formerly known as PPI MFS Value Equity Portfolio) seeks capital appreciation.(8)(a)

> Portfolio Partners, Inc. (PPI)--MFS Emerging Equities Portfolio seeks long-term growth of capital.(8)(a)

> Portfolio Partners, Inc. (PPI)--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(8)(a)

> Portfolio Partners, Inc. (PPI)--Scudder International Growth Portfolio seeks long-term growth of capital.(8)(b)

> Portfolio Partners, Inc. (PPI)--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.(8)(c)

Investment Adviser:

(1) Investment Adviser: Aeltus Investment Management, Inc.

(2) Investment Adviser: Calvert Asset Management Company, Inc.
    (a) NCM Capital Management, Inc. (subadviser)
(3) Investment Adviser: Fidelity Management & Research Company
    (a) Fidelity Management & Research (U.K.) Inc. (subadviser) Fidelity Management & Research Far East Inc. (subadviser) Fidelity Investments Japan Limited (subadviser)
    (b) Fidelity Management & Research (U.K.) Inc. (subadviser) Fidelity Management & Research Far East Inc. (subadviser) Fidelity Investments Japan Limited (subadviser)
        Fidelity Investments Money Management, Inc. (subadviser)
    (c) Bankers Trust Company (subadviser)
(4) Investment Adviser: Janus Capital Corporation
(5) Investment Adviser: Lexington Management Corporation
    (a) Stratos Advisors, Inc. (subadviser)
    (b) Market Systems Research Advisors, Inc. (subadviser)
(6) Investment Adviser: Massachusetts Financial Services Company
(7) Investment Adviser: OppenheimerFunds, Inc.
(8) Investment Adviser: Aetna Life Insurance and Annuity Company
    (a) Massachusetts Financial Services Company (subadviser)
    (b) Scudder Kemper Investments, Inc. (subadviser)
    (c) T. Rowe Price Associates, Inc. (subadviser)

                                   Appendix IV
                         Condensed Financial Information
--------------------------------------------------------------------------------
   (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1999 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1999 are included in the Statement of Additional Information.



                             1999           1998              1997             1996
                          -----------     ---------         ---------       -----------
AETNA ASCENT VP
Value at beginning of
 period                   $    15.886     $  15.422         $  13.291(1)
Value at end of period    $    17.940     $  15.886         $  15.422
Number of accumulation
 units outstanding at
 end of period                 33,852        21,430               380
AETNA BALANCED
 VP, INC.
Value at beginning of
 period                   $    28.524     $  24.700         $  20.419       $    17.954
Value at end of period    $    32.002     $  28.524         $  24.700       $    20.419
Number of accumulation
 units outstanding at
 end of period              2,155,445     2,294,877         2,160,305         2,716,641
AETNA BOND VP
Value at beginning of
 period                   $    54.819     $  51.330         $  47.992       $    46.913
Value at end of period    $    53.738     $  54.819         $  51.330       $    47.992
Number of accumulation
 units outstanding at
 end of period                867,416       994,987           959,336           835,724
AETNA
 CROSSROADS VP
Value at beginning of
 period                   $    15.120     $  14.456         $  12.577(1)
Value at end of period    $    16.458     $  15.120         $  14.456
Number of accumulation
 units outstanding at
 end of period                 30,738        31,468               873
AETNA GROWTH
 AND INCOME VP
Value at beginning of
 period                   $   245.765     $ 217.359         $ 169.448       $   137.869
Value at end of period    $   284.994     $ 245.765         $ 217.359       $   169.448
Number of accumulation
 units outstanding at
 end of period              1,555,542     1,747,097         1,826,355         2,071,139
AETNA INDEX PLUS
 BOND VP
Value at beginning of
 period                   $    10.578     $  10.128(2)
Value at end of period    $    10.333     $  10.578
Number of accumulation
 units outstanding at
 end of period                 96,745       134,777
AETNA INDEX PLUS
 LARGE CAP VP
Value at beginning of
 period                   $    18.772     $  14.444         $  14.493(3)
Value at end of period    $    23.044     $  18.772         $  14.444
Number of accumulation
 units outstanding at
 end of period              2,748,955     1,302,825            17,771
AETNA INDEX PLUS
 MID CAP VP
Value at beginning of
 period                   $    11.338     $   9.928(2)
Value at end of period    $    12.967     $  11.338
Number of accumulation
 units outstanding at
 end of period                 73,984        35,201



                              1995          1994           1993           1992           1991           1990
                          -----------   ------------   ------------   ------------   ------------   ------------
AETNA ASCENT VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA BALANCED
 VP, INC.
Value at beginning of
 period                   $    14.270   $     14.519   $     13.379   $     12.736   $     10.896   $     10.437
Value at end of period    $    17.954   $     14.270   $     14.519   $     13.379   $     12.736   $     10.896
Number of accumulation
 units outstanding at
 end of period              9,193,181     21,990,186     30,784,750     34,802,433     22,898,099     17,078,985
AETNA BOND VP
Value at beginning of
 period                   $    40.173   $     42.283   $     39.038   $     36.789   $     31.192   $     28.943
Value at end of period    $    46.913   $     40.173   $     42.283   $     39.038   $     36.789   $     31.192
Number of accumulation
 units outstanding at
 end of period              2,377,622      5,108,720      8,210,666      8,507,292      7,844,412      6,984,793
AETNA
 CROSSROADS VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA GROWTH
 AND INCOME VP
Value at beginning of
 period                   $   105.558   $    107.925   $    102.383   $     97.165   $     77.845   $     76.311
Value at end of period    $   137.869   $    105.558   $    107.925   $    102.383   $     97.165   $     77.845
Number of accumulation
 units outstanding at
 end of period              6,364,000     13,966,072     21,148,863     24,201,565     20,948,226     18,362,906
AETNA INDEX PLUS
 BOND VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA INDEX PLUS
 LARGE CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA INDEX PLUS
 MID CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period

--------------------------------------------------------------------------------


                             1999           1998              1997            1996
                          -----------     ---------         ---------      -----------
AETNA INDEX PLUS
 SMALL CAP VP
Value at beginning of
 period                   $     9.157     $  10.193(2)
Value at end of period    $    10.019     $   9.157
Number of accumulation
 units outstanding at
 end of period                118,433        81,388
AETNA LEGACY VP
Value at beginning of
 period                   $    14.248     $  13.491         $  12.296(4)
Value at end of period    $    15.070     $  14.248         $  13.491
Number of accumulation
 units outstanding at
 end of period                 46,462        95,526             2,279
AETNA MONEY
 MARKET VP
Value at beginning of
 period                   $    42.883     $  41.174         $  39.528      $    37.988
Value at end of period    $    44.501     $  42.883         $  41.174      $    39.528
Number of accumulation
 units outstanding at
 end of period                845,679       564,537           455,502          597,656
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of
 period                   $    12.088     $  11.472(2)
Value at end of period    $    14.274     $  12.088
Number of accumulation
 units outstanding at
 end of period                 74,768        33,957
CALVERT SOCIAL
 BALANCED
 PORTFOLIO
Value at beginning of
 period                   $    27.186     $  23.675         $  19.965      $    17.951
Value at end of period    $    30.131     $  27.186         $  23.675      $    19.965
Number of accumulation
 units outstanding at
 end of period                880,319       917,567           929,282          898,279
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of
 period                   $    18.285     $  16.587         $  13.110      $    11.617
Value at end of period    $    19.201     $  18.285         $  16.587      $    13.110
Number of accumulation
 units outstanding at
 end of period              2,271,494     2,533,673         2,139,178        1,454,755
FIDELITY VIP HIGH
 INCOME PORTFOLIO
Value at beginning of
 period                   $     9.023     $   9.995(2)
Value at end of period    $     9.638     $   9.023
Number of accumulation
 units outstanding at
 end of period                194,440       178,601
FIDELITY VIP II ASSET
 MANAGER PORTFOLIO
Value at beginning of
 period                   $    16.719     $  14.715         $  12.349      $    10.912
Value at end of period    $    18.343     $  16.719         $  14.715      $    12.349
Number of accumulation
 units outstanding at
 end of period              1,511,789     1,596,943         1,576,603        1,384,927
FIDELITY VIP II
 CONTRAFUND[RegTM]
 PORTFOLIO
Value at beginning of
 period                   $    22.177     $  17.276         $  14.092      $    11.763
Value at end of period    $    27.214     $  22.177         $  17.276      $    14.092
Number of accumulation
 units outstanding at
 end of period              3,780,287     3,333,320         2,706,862        1,522,169



                              1995              1994            1993          1992          1991           1990
                            ---------         ---------      -----------   -----------   -----------   ------------
AETNA INDEX PLUS
 SMALL CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA LEGACY VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA MONEY
 MARKET VP
Value at beginning of
 period                     $  36.271         $  35.282      $    34.619   $    33.812   $    32.138   $     30.012
Value at end of period      $  37.988         $  36.271      $    35.282   $    34.619   $    33.812   $     32.138
Number of accumulation
 units outstanding at
 end of period              1,836,260         3,679,802        5,086,515     7,534,662     8,430,082     10,220,110
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
CALVERT SOCIAL
 BALANCED
 PORTFOLIO
Value at beginning of
 period                     $  13.990         $  14.640      $    13.726   $    12.913   $    11.233   $     10.568
Value at end of period      $  17.951         $  13.990      $    14.640   $    13.726   $    12.913   $     11.233
Number of accumulation
 units outstanding at
 end of period                856,361           743,464          705,415       503,006       355,851        148,576
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of
 period                     $  10.000(5)
Value at end of period      $  11.617
Number of accumulation
 units outstanding at
 end of period                628,582
FIDELITY VIP HIGH
 INCOME PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
FIDELITY VIP II ASSET
 MANAGER PORTFOLIO
Value at beginning of
 period                     $   9.447         $  10.000(6)
Value at end of period      $  10.912         $   9.447
Number of accumulation
 units outstanding at
 end of period              1,316,916         1,254,504
FIDELITY VIP II
 CONTRAFUND[RegTM]
 PORTFOLIO
Value at beginning of
 period                     $  10.000(5)
Value at end of period      $  11.763
Number of accumulation
 units outstanding at
 end of period                525,476

--------------------------------------------------------------------------------


                              1999            1998             1997          1996
                          -----------      ---------       -----------   -----------
FIDELITY VIP II
 INDEX 500
 PORTFOLIO
Value at beginning of
 period                   $    23.650      $  18.662       $    14.240   $    11.740
Value at end of period    $    28.147      $  23.650       $    18.662   $    14.240
Number of accumulation
 units outstanding at
 end of period              4,354,723      3,947,187         3,093,080     1,490,937
JANUS ASPEN
 AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of
 period                   $    24.098      $  18.174       $    16.334   $    15.323
Value at end of period    $    53.644      $  24.098       $    18.174   $    16.334
Number of accumulation
 units outstanding at
 end of period              3,274,450      2,142,130         1,939,607     1,893,718
JANUS ASPEN
 GROWTH PORTFOLIO
Value at beginning of
 period                   $    22.529      $  16.816       $    13.872   $    11.859
Value at end of period    $    32.036      $  22.529       $    16.816   $    13.872
Number of accumulation
 units outstanding at
 end of period              2,721,885      1,354,047         1,109,942       663,945
JANUS ASPEN
 WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of
 period                   $    23.797      $  18.690       $    15.493   $    12.158
Value at end of period    $    38.648      $  23.797       $    18.690   $    15.493
Number of accumulation
 units outstanding at
 end of period              5,548,674      4,687,167         3,873,511     2,090,908
LEXINGTON EMERGING
 MARKETS FUND, INC.
Value at beginning of
 period                   $     5.470      $   7.715       $     8.832   $     8.323
Value at end of period    $    12.315      $   5.470       $     7.715   $     8.832
Number of accumulation
 units outstanding at
 end of period                940,817        745,856           750,330       548,618
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of
 period                   $    11.433      $  14.403       $    13.611   $    10.862
Value at end of period    $    12.882      $  11.433       $    14.403   $    13.611
Number of accumulation
 units outstanding at
 end of period                437,491        534,962           650,486       587,248
MFS TOTAL RETURN
 SERIES
Value at beginning of
 period                   $    10.531      $  10.182(2)
Value at end of period    $    10.720      $  10.531
Number of accumulation
 units outstanding at
 end of period                 63,822         36,633
OPPENHEIMER GLOBAL
 SECURITIES FUND/VA
Value at beginning of
 period                   $    10.303      $  10.077(10)
Value at end of period    $    16.126      $  10.303
Number of accumulation
 units outstanding at
 end of period                 59,571         20,548
OPPENHEIMER STRATEGIC
 BOND FUND/VA
Value at beginning of
 period                   $     9.935      $  10.055(2)
Value at end of period    $    10.089      $   9.935
Number of accumulation
 units outstanding at
 end of period                173,219        100,555



                                1995             1994          1993        1992        1991       1990
                            ---------         ---------      --------   ---------   ---------   -------
FIDELITY VIP II
 INDEX 500
 PORTFOLIO
Value at beginning of
 period                     $  10.000(5)
Value at end of period      $  11.740
Number of accumulation
 units outstanding at
 end of period                290,547
JANUS ASPEN
 AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of
 period                     $  12.169         $  10.000(7)
Value at end of period      $  15.323         $  12.169
Number of accumulation
 units outstanding at
 end of period              1,280,953           393,553
JANUS ASPEN
 GROWTH PORTFOLIO
Value at beginning of
 period                     $  10.000(8)
Value at end of period      $  11.859
Number of accumulation
 units outstanding at
 end of period                109,717
JANUS ASPEN
 WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of
 period                     $  10.000(8)
Value at end of period      $  12.158
Number of accumulation
 units outstanding at
 end of period                314,653
LEXINGTON EMERGING
 MARKETS FUND, INC.
Value at beginning of
 period                     $   8.772         $  10.000(9)
Value at end of period      $   8.323         $   8.772
Number of accumulation
 units outstanding at
 end of period                371,156           144,750
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of
 period                     $   9.412         $  10.071      $  9.193   $   9.018   $   9.608   $11.441
Value at end of period      $  10.862         $   9.412      $ 10.071   $   9.193   $   9.018   $ 9.608
Number of accumulation
 units outstanding at
 end of period                530,562           533,016       341,771     198,338     144,139    75,052
MFS TOTAL RETURN
 SERIES
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
OPPENHEIMER GLOBAL
 SECURITIES FUND/VA
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
OPPENHEIMER STRATEGIC
 BOND FUND/VA
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period

--------------------------------------------------------------------------------


                             1999         1998             1997         1996   1995   1994   1993   1992   1991   1990
                          ----------   ----------      ---------        ----   ----   ----   ----   ----   ----   ----
PPI MFS CAPITAL
 OPPORTUNITIES
 PORTFOLIO
Value at beginning of
 period                   $   29.339   $   23.440      $  23.106(11)
Value at end of period    $   43.112   $   29.339      $  23.440
Number of accumulation
 units outstanding at
 end of period             2,448,587    2,244,308      2,018,219
PPI MFS EMERGING
 EQUITIES
 PORTFOLIO
Value at beginning of
 period                   $   19.268   $   15.046      $  15.236(11)
Value at end of period    $   28.710   $   19.268      $  15.046
Number of accumulation
 units outstanding at
 end of period             3,024,975    3,101,880      2,707,904
PPI MFS
 RESEARCH GROWTH
 PORTFOLIO
Value at beginning of
 period                   $   14.528   $   11.960      $  12.195(11)
Value at end of period    $   17.796   $   14.528      $  11.960
Number of accumulation
 units outstanding at
 end of period               194,296    1,379,653        232,418
PPI SCUDDER
 INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of
 period                   $   20.829   $   17.709      $  17.490(11)
Value at end of period    $   32.585   $   20.829      $  17.709
Number of accumulation
 units outstanding at
 end of period             2,807,485    2,962,631      3,237,710
PPI T. ROWE PRICE
 GROWTH EQUITY
 PORTFOLIO
Value at beginning of
 period                   $   20.929   $   16.608      $  16.276(11)
Value at end of period    $   25.283   $   20.929      $  16.608
Number of accumulation
 units outstanding at
 end of period             1,549,310    1,564,888      1,317,058


-----------------

(1) Funds were first received in this option during February 1997. (2) Funds were first received in this option during May 1998.

(3) Funds were first received in this option during December 1997.

(4) Funds were first received in this option during May 1997.

(5) The initial accumulation unit value was established at $10.000 during May 1995, when the fund became available under the contract.

(6) The initial accumulation unit value was established at $10.000 during March 1994, when funds were first received under this option.

(7) The initial accumulation unit value was established at $10.000 during June 1994, when funds were first received in this option.

(8) The initial accumulation unit value was established at $10.000 during July 1995, when the fund became available under the contract.

(9) Funds were first received in this option during October 1994.

(10) Funds were first received in this option during June 1998.

(11) Funds were first received in this option during November 1997.

                          For Master Applications Only

--------------------------------------------------------------------------------

I hereby acknowledge receipt of an Account C Opportunity Plus group deferred variable annuity prospectus dated May 1, 2000 as well as all current prospectuses pertaining to the variable investment options available under the Contracts.

--- Please send an Account C Statement of Additional Information (Form No. SAI.75962-00) dated May 1, 2000.


--------------------------------------------------------------------------------
                           CONTRACT HOLDER'S SIGNATURE



--------------------------------------------------------------------------------
                                      DATE


PRO.75962-00